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                                                                      EXHIBIT 16

                           POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Richard M. Reilly, Joseph W. MacDougall, Jr., George M. Boyd and Gregory D. Sheehan, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of Allmerica Investment Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.


SIGNATURE                  TITLE                                     DATE
---------                  -----                                     ----

/s/ John F. O'Brien        Chairman of the Board and Trustee         2/16/99
-------------------------                                            -------
John F. O'Brien

/s/ Richard M. Reilly      President, Chief Executive Officer        2/16/99
-------------------------                                            -------
Richard M. Reilly          and Trustee

/s/ David J. Mueller       Treasurer (Principal Accounting Officer)  2/16/99
-------------------------                                            -------
David J. Mueller

/s/ P. Kevin Condron       Trustee                                   2/16/99
-------------------------                                            -------
P. Kevin Condron

/s/ Cynthia A. Hargadon    Trustee                                   2/16/99
-------------------------                                            -------
Cynthia A. Hargadon

/s/ Gordon Holmes          Trustee                                   2/16/99
-------------------------                                            -------
Gordon Holmes

/s/ John P. Kavanaugh      Trustee                                   2/16/99
-------------------------                                            -------
John P. Kavanaugh

/s/ Bruce E. Langton       Trustee                                   2/16/99
-------------------------                                            -------
Bruce E. Langton

/s/ Attiat F. Ott          Trustee                                   2/16/99
-------------------------                                            -------
Attiat F. Ott

/s/ Ranne P. Warner        Trustee                                   2/16/99
-------------------------                                            -------
Ranne P. Warner